UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 16, 2014

UNIVERSAL CORPORATION
(Exact name of Registrant as specified in charter)

Virginia (State or other jurisdiction of incorporation)	001-00652 (Commission file number)	54-0414210 (IRS employer identification no.)

9201 Forest Hill Avenue, Richmond, Virginia (Address of principal executive offices)	23235 (Zip code)

Registrant’s telephone number, including area code
(804)359-9311

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240. 14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

On April 16, 2014, the Registrant issued a press release announcing its entry into the fruit and vegetable food ingredients market through its subsidiary, Carolina Innovative Food Ingredients, Inc.
The press release is furnished as Exhibit 99.1 to this Report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

	No.	Description

	99.1	Press release issued by the Company on April 16, 2014*

*Filed Herewith

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL CORPORATION
(Registrant)

Date:	April 17, 2014	By:	/s/ Preston D. Wigner
Preston D. Wigner
Vice President, General Counsel, and Secretary

Exhibit Index

Exhibit
Number	Document

99.1	Press release issued by the Company on April 16, 2014